Exhibit 32.1

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Annual Report on Form 10-KSB, Amendment No. 3, of Velocity Asset Management, Inc. for the period ended December 31, 2004, I, John C. Kleinert, President and Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Form 10-KSB, Amendment No. 3, for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-KSB, Amendment No. 3, for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Velocity Asset Management, Inc.



                                       VELOCITY ASSET MANAGEMENT, INC.



Dated: July 22, 2005                   By: /s/ JOHN C. KLEINERT
                                           -------------------------------------
                                          John C. Kleinert, President and
                                          Chief Executive Officer